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                                                                    EXHIBIT 10.4

                             SIXTEENTH AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of October 27, 2000, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Sixth Amended and Restated Limited Partnership Agreement, dated March 18, 1998 (as amended by the first amendment thereto dated April 1, 1998, the second amendment thereto dated April 3, 1998, the third amendment thereto dated April 16, 1998, the fourth amendment thereto dated May 20, 1998, the fifth amendment thereto dated July 16, 1998, the sixth amendment thereto dated August 31, 1998, the seventh amendment thereto dated October 21, 1998, the eighth amendment thereto dated October 30, 1998, the ninth amendment thereto dated November 5, 1998, the tenth amendment thereto dated January 28, 2000, the eleventh amendment thereto dated January 28, 2000, the twelfth amendment thereto dated June 27, 2000, the thirteenth amendment thereto dated September 1, 2000, the fourteenth amendment thereto dated October 13, 2000 and fifteenth amendment thereto dated October 13, 2000) (collectively the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Sixteenth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Person identified on SCHEDULE 1 hereto is hereby admitted to the Partnership as an Additional Limited Partner, owning the number of Units and having made the Capital Contribution set forth on such SCHEDULE 1. Such Person hereby adopts the Partnership Agreement.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated October 27, 2000, by and between the Partnership and Carew Corporation, a Pennsylvania corporation, a certain Protected Amount is being established for the Additional Limited Partner admitted pursuant to this Sixteenth Amendment, which Protected Amounts is reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

     4. RATIFICATION. Except as expressly modified by this Sixteenth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.



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     IN WITNESS WHEREOF, the undersigned has executed this Sixteenth Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                    as sole general partner of the Partnership


                                    By:    /s/ Johansson L. Yap
                                        ----------------------------------------
                                        Name:  Johansson L. Yap
                                        Title: Chief Investment Officer






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                                   SCHEDULE 1

                           ADDITIONAL LIMITED PARTNERS



 Additional or Substituted
      Limited Partner              Number of Units         Capital Contribution
      ---------------              ---------------         --------------------

Carew Corporation                       13,650                $  412,216.17













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                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                                  NUMBER OF UNITS
---------------                                                  ---------------
First Industrial Realty Trust, Inc.                                   30,892,739

LIMITED PARTNERS                                                 NUMBER OF UNITS
---------------                                                  ---------------

Kerry Acker                                                                  154
Sanders H. Acker                                                             307
Charles T. Andrews                                                           754
Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA                    137,489
Dec 29 92
The Arel Company                                                             307
William J. Atkins                                                         22,381
BSDK Enterprises                                                           3,596
E. Donald Bafford                                                          3,374
William Baloh                                                              8,031
Edward N. Barad                                                            1,141
Thomas K. Barad & Jill E. Barad Co-Trustees of the                         2,283
Thomas K. Barad & Jill E. Barad Trust Dated 10/18/89
Enid Barden Trust of June 28, 1996                                        23,088
Emil Billich                                                                  77
Don N. Blurton & Patricia H. Blurton Trustees U/A dated                      598
4/11/96
James Bolt                                                                 6,048
Harriett  Bonn, Trustee U/A dated 3/5/97 FBO The Harriet                  24,804
Bonn Revocable Living Trust
Michael W. Brennan                                                         3,806
Alvin R. Brown & Helen Brown                                                 307
Robert Brown                                                               2,123
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR                   2,670
of the Bullock Childrens Education Trust UA Dec 20 94,
FBO Benjamin Dure Bullock
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR                   2,670
of the Bullock Childrens Education Trust UA Dec 20 94,
FBO Christine Laurel Bullock





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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Henry D. Bullock & Terri D. Bullock TR of the Henry D. &                   6,766
Terri D. Bullock Trust UA Aug 28 92
Edward Burger                                                              9,261
Barbara Lee O'Brien Burke                                                    666
Ernestine Burstyn                                                          5,007
Calamer Inc.                                                               1,233
Perry C. Caplan                                                            1,388
Carew Corporation                                                         13,650
The Carthage Partners LLC                                                 34,939
Magdalena G. Castleman                                                       307
Terrance C. Claassen                                                       1,095
Cliffwood Development Company                                             64,823
Collins Family Trust dated 5/6/69                                        162,985
Kelly Collins                                                             11,116
Michael Collins                                                           17,369
Community Foundation of North Texas Inc.                                   4,000
Charles S. Cook and Shelby H. Cook, tenants in the                           634
entirety
Caroline Atkins Coutret                                                    7,327
David Cleborne Crow                                                        5,159
Gretchen Smith Crow                                                        2,602
Michael G. Damone, TR of the Michael G. Damone Trust UA                  144,296
Nov 4 69
John E. De B. Blockey Trustee of The John E. De B.                         8,653
Blockey Revocable Trust
Robert L. Denton                                                           6,286
Henry E. Dietz Trust U/A 01/16/81                                         36,476
Steven Dizio and Helen Dizio, joint tenants                               12,358
W Allen Doane Trust U/A 05/31/91                                           4,416
Timothy Donohue                                                              100
Darwin B. Dosch                                                            1,388
Charles F. Downs                                                           1,508
Greg and Christina Downs, joint tenants                                      474
Gregory Downs                                                                 48
Draizin Family Partnership, LP                                           357,896
Joseph S. Dresner                                                        149,531
Milton H. Dresner Trustee of the Milton Dresner                          149,531
Revocable Trust U/A 10/22/76
J. O'Neil Duffy, Sr.                                                         513
ESAA Associates Limited Partnership                                       24,217
Martin Eglow                                                                 330


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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Rand H. Falbaum                                                           17,022
Farlow Road Associates Limited Partnership                                 2,751
Patricia O'Brien Ferrell                                                     666
Rowena Finke                                                                 154
Elizaabeth Fitzpatrick                                                     3,800
Elizabeth Hutton Hagen Fitzpatrick IRA Dated 9/1/91                          607
Fourbur Family Co., L.P.                                                 588,273
Fred Trust dated 6/16/77                                                     653
Aimee Freyer Lifetime Trust dated 11/1/65                                  2,384
Aimee Freyer-Valls                                                        12,173
Carol P. Freyer                                                           12,173
Carol P. Freyer Lifetime Trust dated 11/1/72                               2,384
Lee Karen Freyer                                                          10,665
Lee Karen Freyer Lifetime Trust dated 11/1/65                              2,384
David Fried                                                                1,326
Ester Fried                                                                3,177
Jack Friedman Trustee of The Jack Friedman Revocable                      26,005
Living Trust U/A 3/23/78
Robert L. Friedman                                                        28,500
Nancy Gabel                                                                   14
J. Peter Gaffney                                                             727
Gerlach Family Trust dated 6/28/85                                           874
Patricia O. Godchaux                                                       9,387
Martin Goodstein                                                             922
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the                   6,166
entirety
Jeffrey L. Greenberg                                                         330
Stanley Greenberg and Florence Greenberg, joint tenants                      307
Thelma C. Gretzinger Trust                                                   450
Stanley Gruber                                                            30,032
Melissa C. Gudim                                                          24,028
Timothy Gudim                                                             10,298
H/Airport GP Inc.                                                          1,433
H L Investors LLC                                                          4,000
H P Family Group LLC                                                     103,734
Vivian Hack Trustee U/A Dated 12/26/97 FBO The Vivian M.                  22,522
Hacking Trust
Clay Hamlin & Lynn Hamlin, joint tenants                                  15,159
Lee O'Brien Trustee of The Martha J. Harbinson                             1,433
Testamentary Trust FBO Christopher C. O'Brien



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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Turner Harshaw                                                             1,132
Frank Harvey                                                               2,501
Cathleen Hession                                                           3,137
Edwin Hession and Cathleen Hession, joint tenants                          7,979
Highland Associates Limited Partnership                                   69,039
Leland A. Hodges and Margery Ann Hodges Jt. Ten                           55,000
Andrew Holder                                                                 97
Ruth Holder                                                                2,612
Robert W. Holman Jr.                                                     150,213
Holman/Shidler Investment Corporation                                     22,079
Robert S. Hood Living Trust dated 1/9/90 & Amended                         3,591
12/16/96
Howard Trust dated 4/30/79                                                   653
Steven B. Hoyt                                                           175,000
Jerry Hymowitz                                                               307
Karen L. Hymowitz                                                            154
Seymour Israel                                                            15,016
Frederick K. Ito & June Y Ito Trustees U-A Dated 9/9/98                    1,940
FBO The June Y I Ito Trust
Frederick K. Ito Trustee U-A Dated 9/9/98 FBO The                          1,940
Frederick K. Ito Trust
JPG Investment                                                               919
J P Trusts LLC                                                            35,957
Michael W. Jenkins                                                           460
Jernie Holdings Corp.                                                    180,499
L. Chris Johnson                                                           3,196
Johnson Living Trust dated 2/18/83                                         1,078
Thomas Johnson Jr. and Sandra L. Johnson; tenants in the                   2,142
entirety
Martha A. O'Brien Jones                                                      665
Charles Mark Jordan                                                           57
KEP LLC, a Michigan Limited Liability Company                             98,626
Nourhan Kailian                                                            2,183
H L Kaltenbacher P P K Kaltenbacher & J K Carr - Joseph                    1,440
C. Kaltenbacher Credit Shelter Trust
Sarah Katz                                                                   307
Carol F. Kaufman                                                             166
Charles Kendall Jr. Rollover IRA Dated 1/21/93 Custodian                     656
Paine Webber
Peter Kepic                                                                9,261


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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Jack Kindler                                                               1,440
Kirshner Family Trust #1 Dated 4/8/76 Bertron & Barbara                   29,558
Kirshner Trustees
Kirshner Trust #4 FBO Todd Kirshner Dated 12/30/76                        20,258
Bertron Kirshner Trustee
Arthur Kligman                                                               307
James Kozen, trustee U-A dated 02/24/86                                   33,031
Joan R. Krieger Trustee of The Joan R. Kreiger Revocable                  15,184
Trust
William L. Kreiger, Jr.                                                    3,374
Babette Kulka                                                                330
Jack H. Kulka                                                                330
L P Family Group LLC                                                     102,249
Lambert Investment Corporation                                            13,606
Paul T. Lambert                                                           39,816
Chester A. Latcham & Co.                                                   2,493
Constance Lazarus                                                        417,961
Jerome Lazarus                                                            18,653
Princeton South at Lawrenceville LLC                                       4,692
Susan Lebow                                                                  740
Aaron Leifer                                                               4,801
Georgia Leonard                                                              664
Robert Leonard III                                                         6,317
Steve Leonard                                                              4,781
Duane Lund                                                                   617
Barbara Lusen                                                                307
MCS Properties, Inc.                                                       5,958
Richard McClintock                                                           623
McElroy Management Inc.                                                    5,478
William J. Mallen Trust dated 4/29/94 William J. Mallen                    8,016
Trustee
Stephen Mann                                                                  17
Manor Properties                                                         143,408
J. Stanley Mattison                                                           79
Henry E. Mawicke                                                             636
Eileen Millar                                                              3,072
Larry L. Miller                                                           17,857
Linda Miller                                                               2,000
The Milton Dresner Revocable Trust UA October 22, 1976                        79
Lila Atkins Mulkey                                                         7,327
Peter Murphy                                                              56,184
Anthony Muscatello                                                        81,654
James Muslow, Jr.                                                          4,911


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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Joseph Musti                                                               1,508
Dean A. Nachigall                                                         10,076
Adel Nassif                                                                5,218
Kris Nielsen                                                                 178
New Land Associates Limited Partnership                                    1,664
North Star Associates Limited Partnership                                 19,333
Catherine A. O'Brien                                                         832
Catherine O'Brien Sturgis                                                    666
Martha E. O'Brien                                                            832
George F. Obrecht                                                          5,289
Paul F. Obrecht, Jr.                                                       5,289
Richard F. Obrecht                                                         5,289
Thomas F. Obrecht                                                          5,289
Arden O'Connor                                                            13,845
Peter O'Connor                                                            66,181
Steve Ohren                                                               33,366
P & D Partners LP                                                          1,440
Pacifica Holding Company                                                  97,870
Partridge Road Associates Limited Partnership                              2,751
Sybil T. Patten                                                            1,816
Peegee LP                                                                  4,817
Lawrence Peters                                                              960
Betty S. Phillips                                                          3,912
Jeffrey Pion                                                               2,879
Pipkin Family Trust dated 10/6/89                                          3,140
Peter M. Polow                                                               557
Francis Pomar                                                              8,338
Keith J. Pomeroy Revocable Trust Agreement, dated                        161,036
December 13, 1976, as amended and restated on June 28,
1995
Robert J. Powers                                                          37,674
Princeton South at Lawrenceville One                                       4,426
Abraham Punia Individually and to the Admission of                           307
Abraham Punia
RBZ LLC a Michigan Limited Liability Company                                 155
R E A Associates                                                           8,908
Marilyn Rangel IRA dated 2/5/86                                              969
Richard Rapp                                                                  23
Jack F. Ream                                                               1,071
Reger Investment Fund Ltd.                                                22,556
Seymour D. Reich                                                             154
James C. Reynolds                                                         40,284


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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Andre G. Richard                                                           1,508
RJB Ford City Limited Partnership an Illinois Limited                    158,438
Partnership
RJB II Limited Partnership                                                40,788
Edward C. Roberts and Rebecca S. Roberts, tenants in the                   8,308
entirety
W.F.O. Rosenmiller                                                           634
Leslie A. Rubin LTD                                                        4,048
SPM Industrial LLC                                                         5,262
SRS Partnership                                                            2,142
James Sage                                                                 2,156
James R. Sage                                                              3,364
Kathleen Sage                                                              3,350
Wilton Wade Sample                                                         5,449
Edward Jon Sarama                                                            634
Henry J. Satsky                                                            2,708
Debbie B. Schneeman                                                          740
Debbie B. Schneeman & Susan Lebow Trustees of the Roslyn                     740
Greenberg 1992 Trust
Norma A. Schulze                                                             307
Sealy & Company, Inc.                                                     37,119
Sealy Florida, Inc.                                                          675
Mark P. Sealy                                                              8,451
Sealy Professional Drive LLC                                               2,906
Sealy Real Estate Services, Inc.                                         148,478
Sealy Unitholder LLC                                                      31,552
Scott P. Sealy                                                            40,902
Shadeland Associates Limited Partnership                                  42,976
Shadeland Corporation                                                      4,442
Sam Shamie Trust Agreement dated March 16, 1978, as                      422,340
restated on November 16, 1993
Frances Shankman Insurance Trust                                          16,540
Garrett E. Sheehan                                                           513
Jay H. Shidler                                                            68,020
Jay H. Shidler and Wallette A. Shidler, tenants in the                     1,223
entirety
Shidler Equities LP                                                      254,541
Siskel Family Partnership                                                 11,359
Trustee U/A Dated 3/06/98 FBO The Suzanne E. Siskel &                      3,802
Peter Gajewski Community Property Trust
D.W. Sivers Co.                                                          106,265
Sivers Investment Partnership                                            283,500

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Sivers Family Real Property Limited Liability Company                     11,447
Sivers Family Real Property Limited Liability Company                        615
Wendell C. Sivers Marital Trust u/w/d February 20, 1981                   14,020
Dennis W. Sivers                                                          27,636
Estate of Albert Sklar                                                     3,912
Michael B. Slade                                                           2,829
Kevin Smith                                                               13,571
Steve Smith                                                                  386
Spencer and Company                                                          154
S. Larry Stein                                                            63,630
Sterling Alsip Trust dated August 1, 1989                                    794
Sterling Family Trust dated 3/27/80                                        3,559
Jonathan Stott                                                            80,026
Victor Strauss                                                                77
Mitchell Sussman                                                             410
TUT Investments I LLC                                                      5,274
Donald C. Thompson  Trustee U/A Dated 12/31/98 FBO Donald                 39,243
C. Thompson Revocable Family Trust
Michael T. Tomasz  Trustee of the Michael T. Tomasz Trust                 36,033
U/A Dated 02-05-90
Barry L. Tracey                                                            2,142
William S. Tyrrell                                                         2,906
Burton S. Ury                                                              9,072
WSW 1998 Exchange Fund LP                                                 32,000
Steve Walbridge                                                              338
James J. Warfield                                                            330
Phyllis Warsaw Living Trust                                               16,540
William B. Wiener, Jr.                                                    41,119
Patricia Wiener-Shifke                                                    12,944
Wilson Management Company                                                 35,787
Elmer H. Wingate                                                           1,688
Worlds Fair Partners Limited Partnership                                   1,664
Woslum, Inc.                                                               2,427
Sam L. Yaker Trustee of The Sam L. Yaker  Revocable Trust                 37,780
Agreement dated February 14, 1984
Johannson Yap                                                              1,680




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
LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Richard H. Zimmerman Trustee of The Richard H. Zimmerman                  58,988
Living Trust dated October 15, 1990, as amended
Gerald & Sharon Zuckerman Joint Tenants                                      615





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                                   EXHIBIT 1D

                               PROTECTED AMOUNTS



CONTRIBUTOR PARTNER                                             PROTECTED AMOUNT
-------------------                                             ----------------

Carew Corporation                                                     *see below


--------------------

* An amount equal to (a) the taxable gain, if any, that would be realized by such Additional Limited Partner if such Additional Limited Partner were to dispose of its Interest for no consideration other than the release or deemed release of liabilities of the partnership assumed by or otherwise allocable to such Additional Limited Partner under Code Section 752, as such hypothetical gain is determined from time to time, less (b) such Additional Limited Partner's share of "qualified nonrecourse financing" as defined in Code Section 465(b)(6) and the Treasury Regulations thereunder, as such share is determined in accordance with Treasury Regulations Section 1.752-3(a).







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